Exhibit 99.1

Molecular Pharmacology (USA) Limited 8721 Santa Monica Blvd., Suite 1023 Los Angeles, CA 90069-4507
Symbol: MLPH

FOR IMMEDIATE RELEASE

CONTACT:
Jeffrey Edwards
Molecular Pharmacology (USA) Limited
jedwards@mpl-usa.com

NEW INTERNATIONAL PATENT APPLICATIONS FILED
OVER EXPANDED BIOLOGICAL ACTIVITY PROFILES

Los Angeles, CA - June 18, 2007
Molecular Pharmacology (USA) Limited (OTCBB: MLPH)

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Molecular Pharmacology (USA) Limited (the "Company") is pleased to provide copies of the poster component of the scientific data being presented at the 8th World Congress on Inflammation in Copenhagen on June 17th to 20th.

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For more information:
Jeffrey Edwards
Molecular Pharmacology (USA) Limited
Phone: +61 8 944 33011
Cell: : +61 41 791 2211
E-mail: jedwards@mpl-usa.com